SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	NOTE 10– SUBSEQUENT EVENTS January 2015 Non-Convertible Debenture As described in Note 7, the January 2015 Non-Convertible Debenture was fully paid off on November 2, 2015.

 January 2015 Debentures

On January 21, 2015 the Company entered into securities purchase agreements with an unrelated third party and Lynnette Dillen, the Company’s Chief Financial Officer and together with the unrelated third party, the (“ Investors ”) whereby the Company issued and sold to the Investors promissory notes (the “ Notes ”) in the aggregate principal face amount of $165,000 and warrants to purchase up to 750,000 shares of the Company’s common stock for gross proceeds of $150,000. The Notes are due on July 31, 2015 and accrued a one-time interest charge of 8% on the date of issuance.  The warrants, as amended, are exercisable for five years from the Closing Date at an exercise price of $0.30 per share of common stock.

Acquisition of Novalere

On February 4, 2015, the Company, Merger Subsidiary I, Merger Subsidiary II), Novalere  and Novalere Holdings entered into the Merger Agreement, pursuant to which the Merger occurred and subsequently closed February 5, 2015, with Merger Subsidiary II surviving as a wholly-owned subsidiary of Innovus. Pursuant to the articles of merger effectuating the Merger, Merger Subsidiary changed its name to Novalere, Inc.

With the Merger, Innovus acquired the worldwide rights to the Fluticare™ brand (Fluticasone propionate nasal spray) from Novalere.  Innovus expects that the Abbreviated New Drug Application (“ANDA”) filed in November 2014 with the U.S. Food and Drug Administration may be approved by the end of 2015 or in the first half of 2016.  An ANDA is an application for a U.S. generic drug approval for an existing licensed medication or approved drug.

As a result of the Merger, the shareholders have the right to receive an aggregate of  25,895,312 shares of Innovus common stock, which represented 49% of the total shares of Innovus issued and outstanding upon completion of the Merger.

Under the terms of the Merger Agreement, at closing, the Novalere Stockholders received 50% of the Consideration Shares and the remaining 50% of the Consideration Shares (the “ANDA Consideration Shares ”) (12,947,656 shares of common stock) will be delivered only if an Abbreviated New Drug Application of Fluticasone Propionate Nasal Spray of Novalere Manufacturing Partners is approved by the Food and Drug Administration (the “ ANDA Approval”).  10% of the Closing Consideration Shares, and if ANDA Approval is obtained prior to the 18 month anniversary of the Closing Date, 30% of the ANDA Consideration Shares, will be held in escrow for a period of 18 months from the Closing Date to be applied towards any indemnification claims by Innovus pursuant to the Merger Agreement.

In addition, the Novalere Stockholders are entitled to receive, if and when earned, earn-out payments. For every $5 million in Net Revenue (as defined in the Merger Agreement) by the Target Product, the Novalere Stockholders will be entitled to receive, on a pro rata basis, $500,000, subject to  cumulative maximum Earn-Out Payments of $2.5 million.

Restricted Stock Grant

During March 2015, the Company entered into stock unit agreements with its employees, board of directors and certain key consultants. Under the terms of the agreements, the Company issued 10,370,000 stock units, of which 3,456,666 of the units vested immediately, while the remaining 6,913,333 will vest in eight equal quarterly installments until March 2016, subject to the continued service to the Company as of the vesting date.  The Company will recognize compensation expense and other expense as appropriate in the first quarter corresponding to the appropriate service period.